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PLUMAS BANCORP

INVESTOR PRESENTATION

Forward Looking Statements Disclaimer



Forward-looking statements are based on management's knowledge and belief as of today and include information concerning Plumas Bancorp's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see Plumas Bancorp's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. Plumas Bancorp undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

Index




PLUMAS BANK ADMINISTRATION

Plumas Bank Administration Building, Quincy

Overview

NASDAQ Symbol: PLBC

Total Assets: $880 million

Headquartered: Quincy, CA

Bank Branches: 13

Year Established: 1980

PLUMAS BANCORP



Redding
Susanville
Chester
Greenville
Quincy
Portola
Truckee
Reno
Crystal Bay
Carson City
South Lake Tahoe
Alturas
Burney
Chico
Yuba City
Sacramento
Eureka
Lassen National Forest
Plumas National Forest
Tahoe National Forest
Modoc National Forest
Shasta National Forest
Klamath National Forest
Mendocino National Forest
Eldorado National Forest
Toiyabe National Forest

PLUMAS BANCORP

Management Team



Quincy

Andrew Ryback



President & CEO
Years at Plumas Bank – 19

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 14

B.J. North



EVP Chief Banking Officer
Years at Plumas Bank - 12

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 7

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 2

PLUMAS BANCORP

Business Model

- Branch network of 13 full service branches and 3 lending offices.
- Predominant focus on personal service with a wide range of deposit products for the retail and commercial markets.
- Reduced costs by increasing mobile and online banking services.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, auto, home equity



Business Lending



Agricultural Lending



Government-Guaranteed



Retail Lending

Focus on small to middle market businesses.



Patterson Lake

The Big Picture



Calpine Meadow

- Growth of 11% in 2019
- Net Interest Income Expansion of $4.4 million
- Net Interest Margin Improved to 4.75% vs. Bank Peers at 3.25%*

* Average for CA Banks $500M-$1B

PLUMAS BANCORP


Net Income
Thousands
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$5,818
$7,474
$8,189
$13,992
$15,512
2015
2016
2017
2018
2019



Burney Falls

- Non-Interest Income streams comprised primarily of:
  - Service Charges on Deposit Accounts
  - Interchange Revenue
  - Gains on Sale of SBA Loans
  - Loan Servicing Fees



Non-Interest Income
Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2015
2016
2017
2018
2019
$1,257
$562
$1,942
$1,586
$2,368
$1,209
$642
$1,770
$1,740
$2,291
$1,056
$731
$2,039
$1,987
$2,467
$1,428
$800
$1,903
$2,174
$2,576
$1,439
$760
$867
$2,374
$2,695
Srvc Chrgs on Dpst Accnts
Interchange Revenue
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income

PLUMAS BANCORP



Spanish Creek

- ROE leads Bank Peers at 18.7% in 2019
- Improved Earnings
- Efficient use of Capital

PLUMAS BANCORP

Return on Bank's Equity


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2015
2016
2017
2018
2019
11.6%
13.5%
13.7%
20.8%
18.7%
8.6%
7.4%
6.0%
10.8%
11.1%
Plumas Bank
CA Banks $500M-$1B



Lake Almanor

- Stock Price has increased 230% in the last 5 years
- Attributable to:
  - Earnings Growth
  - Asset Quality Improvement
  - Expense Management
  - Capital Management
  - Expansion Opportunities
  - Re-establishment of Growing Dividend
- PE Ratio lags Bank Peers

PLUMAS BANCORP


Stock Price to Earnings per Share
20
18
16
14
12
10
8
6
4
2
0
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
Plumas Bancorp
CA Banks $500M-$1B



Mount Shasta

Deposits and Loans

Deposit Trends and Current Composition

RECORD LEVEL OF DEPOSITS

ALL CORE, NO BROKERED DEPOSITS



$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$527
$582
$663
$727
$747
$763
2015
2016
2017
2018
2019
2020 Q1

AVERAGE INTEREST BEARING DEPOSITS RATE IS 0.25%



Time 5%
Money Market 12%
NOW 14%
Non-Interest Bearing 44%
Savings 25%

Balances as of March 31, 2020

Loan Trends and Current Composition

RECORD LEVEL OF LOAN BALANCES

PORTFOLIO AVERAGE YIELD 5.55%



Millions
$700
$600
$500
$400
$300
$200
$100
$0
$401
$461
$487
$566
$620
$624
2015
2016
2017
2018
2019
2020 Q1

DIVERSIFIED, GROWING LOAN PORTFOLIO

74% OF PORTFOLIO BALANCE IS VARIABLE RATE

OF WHICH 37% ARE AT A FLOOR RATE



RE/Construction 3%
Other 3%
Home Equity Lines 6%
CRE/Multi Family 7%
CRE/Investor 23%
Agricultural 12%
Commercial 8%
CRE/Owner 23%
Indirect Auto 15%

Balances as of March 31, 2020

Diversification of Commercial Real Estate Loans by Property Type

PLUMAS BANCORP



90,000,000
80,000,000
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
Mixed Commercial
Multi-Family
Office
Hospitality
Gas Stations with Convenience Store
Other General Purpose
Mixed Commercial & Residential
Retail
Other Special Purpose
Residential
Other Medical Facilities
Restaurants
Residential Land Development
Assisted Living Facility
Mini Storage
Gaming
Industrial
Commercial Land Development
Golf Course
Stand Alone Convenience Store
Gas Stations
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of March 31, 2020

Diversification of Real Estate Construction Loans by Property Type



Chart Title
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
Commercial Land Development
Residential Land Development
Mini Storage
Hospitality
Other Medical Facilities
Gas Stations with Convenience Store
Multi-Family
Other Special Purpose
CRE - Const
SBA - Const

Balances as of March 31, 2020

Geographic Distribution of Commercial Real Estate Loans

PLUMAS BANCORP

CALIFORNIA ECONOMIC REGIONS



Includes CRE/Investor, CRE/Owner and CRE/Multifamily

CRE DISTRIBUTION BY REGION

24% - Northern Nevada

23% - Northern Sacramento Valley (light green)

20% - Northern California (dark green)

15% - Greater Sacramento (yellow)

5% - Bay Area (pink)

4% - Central Coast (orange)

3% - San Joaquin Valley (chartreuse green)

3% - Southern California (blue)

3% - Oregon & Washington

<1% - Central Sierra (tan) & Southern Boarder (magenta)

Balances as of March 31, 2020



Modoc County

Financial Recap

2019 Financial Highlights

PLUMAS BANCORP



Reno, NV

Dollars in thousands (Except per share)	12/31/2019	12/31/2018	Change	% Change
Assets	$ 865,191	$ 824,398	$ 40,793	5%
Deposits	$ 747,324	$ 726,565	$ 20,759	3%
Loans	$ 619,718	$ 566,199	$ 53,519	9%
Net Income	$ 15,512	$ 13,992	$ 1,520	11%
Income Before Tax	$ 21,380	$ 19,126	$ 2,254	12%
Net Interest Income	$ 37,555	$ 33,086	$ 4,469	14%
Net Interest Margin	4.75%	4.70%	0.05%	1%
ROAA	1.82%	1.83%	0.01%	1%
ROAE	20.2%	23.3%	3.1%	13%
Book Value per Share	$ 16.36	$ 13.03	$ 3.33	26%
Diluted EPS	$ 2.97	$ 2.68	$ 0.29	11%

2019 Financial Highlights – Five Year

PLUMAS BANCORP



Sand Harbor, Lake Tahoe

Dollars in thousands (Except per share)	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	%
Assets	$ 865,191	$ 824,398	$745,427	$657,975	$ 599,286	44%
Deposits	$ 747,324	$ 726,565	$662,657	$582,353	$ 527,276	42%
Loans	$ 619,718	$ 566,199	$486,634	$461,123	$ 400,971	55%
Nonperforming assets/total assets	0.33%	0.28%	0.59%	0.53%	1.06%	-69%
Net Income	$ 15,512	$ 13,992	$ 8,189	$ 7,474	$ 5,818	167%
Net Interest Margin	4.75%	4.70%	4.35%	4.21%	4.10%	16%
Efficiency ratio	49.9%	52.0%	55.5%	58.9%	63.5%	-21%
ROAA	1.82%	1.83%	1.18%	1.20%	1.02%	78%
ROAE	20.2%	23.3%	15.4%	16.1%	14.6%	38%
Book Value per Share	$ 16.36	$ 13.03	$ 11.00	$ 9.80	$ 8.79	86%
Diluted EPS	$ 2.97	$ 2.68	$ 1.58	$ 1.47	$ 1.15	158%

First Quarter 2020 Financial Highlights


Feather River Canyon

Dollars in thousands (Except EPS)	3/31/2020	3/31/2019	Change	% Change
Assets	$ 879,571	$ 831,377	$ 48,194	6%
Deposits	$ 762,886	$ 730,923	$ 31,963	4%
Loans	$ 623,743	$ 573,446	$ 50,297	9%
Net Income	$ 3,316	$ 3,818	$ 502	13%
Net Interest Income	$ 9,221	$ 9,386	$ 165	2%
Net Interest Margin	4.57%	4.95%	0.38%	8%
ROAA	1.53%	1.87%	0.34%	18%
ROAE	15.2%	22.2%	7.0%	32%
Diluted EPS	$ 0.63	$ 0.73	$ 0.10	14%



Rainbow Bridge, Donner Summit

Recent Expansion Strategy



Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
Dec '15
Opened
Reno Branch
May '14
Opened LPO
Chico
Jun '07
Opened SBA LPO
Auburn
Oct '18
Purchased Mutual of
Omaha Bank's
Carson City Branch
Branch
SBA Loan Production Office
Loan Production Office

PLUMAS BANCORP



Lake Tahoe

Challenges

- Maintaining and Growing Low Cost Deposit Balances
- Director and Management Succession
- Cybersecurity

PLUMAS BANCORP

Strengths

- Stable Management Team
- Strong Core Deposits
- Diversified Loan Portfolio
- Strong Net Interest Margin
- Non-Interest Income Streams
- Capital Management



Recent Awards Based on our 2018 & 2019 Performance

- 2nd Best Performing Community Bank in the Nation
  (publicly traded with assets between $500 million and $10 billion)
  By Raymond James & Associates
- Top 2% of all Community Banks
  (with assets under $3 billion)
  By S&P Global Market Intelligence
- CB Top 10 Community Bank
  (with assets between $500 million and $1 billion)
  By CB Resources, Inc.
- 'Super Premier' Performing Bank
  By The Findley Reports
- Sm-All Stars List of Top 30 Banks & Thrifts in the Nation
  (publicly traded on a major exchange with market cap below $2.5 billion)
  By Sandler O'Neill + Partners
- Bison Select Financial Institution
  (publicly traded banks without formal sell-side coverage)
  By D.A. Davidson